                                                                    EXHIBIT 10.2
                                                                    ------------

                      CONTRIBUTION AND CONVEYANCE AGREEMENT
                      -------------------------------------

     This Contribution and Conveyance Agreement (this "Agreement") dated
                                                       ---------
effective as of 12:01 a.m. Eastern Standard Time on September 13, 2001 (the "Effective Time"), is entered into by and among PENN VIRGINIA HOLDING CORP., a
 --------------
Delaware corporation ("Holding"), PENN VIRGINIA RESOURCE HOLDINGS CORP., a
                       -------
Delaware corporation ("Resource Holdings"), PENN VIRGINIA RESOURCE LP CORP., a
                       -----------------
Delaware corporation ("LP Corp"), PENN VIRGINIA RESOURCE GP CORP., a Delaware
                       -------
corporation ("GP Corp"), and PENN VIRGINIA COAL COMPANY, a Virginia corporation
              -------
("PVCC"), PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company
  ----
("PVOC"), WISE ENVIRONMENTAL TECHNOLOGIES, INC., a Virginia corporation
  ----
("Wise"), WISE LLC, a Delaware limited liability company ("Wise LLC"), PARAGON
  ----                                                     --------
COAL CORPORATION, a Virginia corporation ("PCC"), LOADOUT LLC, a Delaware
                                           ---
limited liability company ("Loadout LLC"), KANAWHA RAIL CORP., a Virginia
                            -----------
corporation ("KRC"), and K RAIL LLC, a Delaware limited liability company ("K
              ---        ----------
Rail LLC").
--------

                                    RECITALS
                                    --------

     WHEREAS, Penn Virginia Resource, GP, LLC, a Delaware limited liability company ("GP LLC") and Holding have formed Penn Virginia Resource Partners,
          ------
L.P., a Delaware limited partnership (the "MLP") pursuant to the Delaware
                                           ---
Revised Uniform Limited Partnership Act (the "Delaware Act"), for the purpose
                                              ------------
of, among other things, serving as the managing member of PVOC, engaging in any business activity permitted to be engaged by PVOC pursuant to the Amended and Restated Limited Liability Company Agreement of PVOC and engaging in any business activity approved by GP LLC;

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, Holding has formed GP LLC, and contributed $1000 in capital in exchange for all of the interests in GP LLC;

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

     1. Holding will form Resource Holdings, and contribute its 100% membership interest in GP LLC and its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of Resource Holdings' common stock.

     2. Resource Holdings will form LP Corp, and contribute its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of LP Corp's common stock.

     3. Resource Holdings will form GP Corp, and contribute $1,000 to it as a capital contribution in exchange for all of GP Corp's common stock.

     4. PVCC will form PVOC, and contribute $1,000 to it as a capital contribution in exchange for a 100% membership interest in PVOC.


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

     5. Wise will form Wise LLC, and contribute $1,000 to it as a capital contribution in exchange for a 100% membership interest in Wise LLC.

     6. PCC will form Loadout LLC, and contribute $1,000 to it as a capital contribution in exchange for a 100% membership interest in Loadout LLC.

     7. KRC will form K Rail LLC, and contribute $1,000 to it as a capital contribution in exchange for a 100% membership interest in K Rail LLC.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                   Contributions of Various Assets, Stock and
           Limited Partnership and Limited Liability Company Interests

     Section 1.1 Contribution of GP LLC Interest and MLP LP Interest by Holding
                 --------------------------------------------------------------
to Resource Holdings. Holding hereby grants, contributes, transfers, assigns and
--------------------
conveys to Resource Holdings, its successors and assigns, all right, title and interest of Holding in and to its 100% membership interest in GP LLC (the "GP
                                                                           --
LLC Interest") and its 98% limited partner interest in the MLP (the "MLP LP
------------                                                         ------
Interest"), and Resource Holdings hereby accepts the GP LLC Interest and the MLP
--------
LP Interest as a contribution to the capital of Resource Holdings.

     Section 1.2 Contribution of MLP LP Interest by Resource Holdings to LP
                 ----------------------------------------------------------
Corp. Resource Holdings hereby grants, contributes, transfers, assigns and
----
conveys to LP Corp, its successors and assigns, all right, title and interest of Resource Holdings in and to the MLP LP Interest, and LP Corp hereby accepts the MLP LP Interest as a contribution to the capital of LP Corp.

     Section 1.3 Contribution of $1,000 by Resource Holdings to GP Corp.
                 ------------------------------------------------------
Resource Holdings hereby contributes to GP Corp, its successors and assigns, $1,000, and GP Corp hereby accepts such sum as a contribution to the capital of GP Corp.

     Section 1.4 Contribution of $1,000 by PVCC to PVOC. PVCC hereby contributes
                 --------------------------------------
to PVOC, its successors and assigns, $1,000, and PVOC hereby accepts such sum as a contribution to the capital of PVOC.

     Section 1.5 Contribution of $1,000 by Wise to Wise LLC. Wise hereby
                 ------------------------------------------
contributes to Wise LLC, its successors and assigns, $1,000, and Wise LLC hereby accepts such sum as a contribution to the capital of Wise LLC.

     Section 1.6 Contribution of $1,000 by PCC to Loadout LLC. PCC hereby
                 --------------------------------------------
contributes to Loadout LLC, its successors and assigns, $1,000, and Loadout LLC hereby accepts such sum as a contribution to the capital of Loadout LLC.

     Section 1.7 Contribution of $1,000 by KRC to K Rail LLC. KRC hereby
                 -------------------------------------------
contributes to K Rail LLC, its successors and assigns, $1,000, and K Rail LLC hereby accepts such sum as a contribution to the capital of K Rail LLC.


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

                                   ARTICLE II

     Section 2.1 Other Assurances. From time to time after the date hereof, and
                 ----------------
without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE III
                                  Miscellaneous

     Section 3.1 Headings; References; Interpretation. All article and section
                 ------------------------------------
headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to articles and sections shall, unless the context requires a different construction, be deemed to be references to the articles and sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

     Section 3.2 Successors and Assigns. The Agreement shall be binding upon and
                 ----------------------
inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     Section 3.3 No Third Party Rights. The provisions of this Agreement are
                 ---------------------
intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     Section 3.4 Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     Section 3.5 Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

     Section 3.6 Severability. If any of the provisions of this Agreement are
                 ------------
held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     Section 3.7 Amendment or Modification. This Agreement may be amended or
                 -------------------------
modified from time to time only by the written agreement of all the parties hereto.


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

     Section 3.8 Integration. This Agreement supersedes all previous
                 -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     Section 3.9 "Laws" means any and all laws, statutes, ordinances, rules or
                  ----
regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


HOLDING:                              PENN VIRGINIA HOLDING CORP., a
                                      Delaware corporation


                                      By:
                                          --------------------------------------
                                           A. James Dearlove
                                           Chief Executive Officer


RESOURCE HOLDINGS:                    PENN VIRGINIA RESOURCE HOLDINGS
                                      CORP, a Delaware corporation


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President


LP CORP:                              PENN VIRGINIA RESOURCE LP CORP., a
                                      Delaware corporation


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President


GP CORP:                              PENN VIRGINIA RESOURCE GP CORP., a
                                      Delaware corporation


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President


PVCC:                                 PENN VIRGINIA COAL COMPANY, a Virginia
                                      corporation


                                      By:
                                          --------------------------------------
                                           A. James Dearlove
                                           Chief Executive Officer


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

PVOC:                                 PENN VIRGINIA OPERATING CO., LLC, a
                                      Delaware limited liability company


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President

WISE:                                 WISE ENVIRONMENTAL TECHNOLOGIES, INC.,
                                      a Virginia corporation


                                      By:
                                          --------------------------------------
                                           A. James Dearlove
                                           Chief Executive Officer

WISE LLC:                             WISE LLC, a Delaware limited liability
                                      company


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President

PCC:                                  PARAGON COAL CORPORATION, a Virginia
                                      corporation


                                      By:
                                          --------------------------------------
                                           A. James Dearlove
                                           Chief Executive Officer

LOADOUT LLC:                          LOADOUT LLC, a Delaware limited liability
                                      company


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President

KRC:                                  KANAWHA RAIL CORP., a Virginia corporation


                                      By:
                                          --------------------------------------
                                           A. James Dearlove
                                           Chief Executive Officer


                                        6
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K RAIL LLC:                           K RAIL LLC, a Delaware limited liability
                                      company


                                      By:
                                          --------------------------------------
                                           Nancy M. Snyder
                                           Vice President


                                        7